Summary Prospectus February 1, 2016
Sterling Capital Ultra Short Bond Fund
Institutional Shares BUSIX
Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated February 1, 2016, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.sterlingcapitalfunds.com/funds. You can also get this information at no cost by calling 800-228-1872 or by sending an e-mail request to fundinfo@sterling-capital.com.
Investment Objective
The Fund seeks to provide current income and competitive total return.
Fee Table
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Institutional Shares
Maximum Sales Charge (load) on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (load) (as a % of the lesser of the cost of your shares or their net asset value at the time of redemption)	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Institutional Shares
Management Fees	0.20%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.33%
Total Annual Fund Operating Expenses	0.53%
Fee Waiver or Expense Reimbursement(1)	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement(1)	0.43%
  (1)  The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to 0.10% for the period from February 1, 2016 through January 31, 2017. This contractual limitation may be terminated during this period only by the Fund’s Board of Trustees, and will automatically terminate upon termination of the Investment Advisory Agreement between the Fund and Sterling Capital Management LLC (“Sterling Capital”).
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for the expiration of the current contractual expense limitation on January 31, 2017. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$44	$160	$286	$655

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66.19% of the average value of its portfolio.
Strategy, Risks and Performance
Principal Strategy
To pursue its investment objective, the Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in fixed income securities (bonds).
The Fund invests primarily in the following types of fixed income securities: (i) securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements; (ii) corporate debt securities, including bonds, notes and debentures, issued by U.S. companies that are investment grade (i.e., rated at the time of purchase in one of the four highest rating categories by a nationally recognized statistical rating organization, or are determined by the portfolio manager to be of comparable quality); (iii) investment grade asset-backed securities; (iv) investment grade mortgage-backed securities, including collateralized mortgage obligations; (v) municipal securities; (vi) U.S. dollar-denominated foreign and emerging market securities; and (vii) variable and floating rate instruments. Additionally, the Fund will invest in convertible securities, including convertible bonds and preferred stocks, and cash equivalents. The Fund may invest up to 10% of its total assets in bonds that are below investment grade, which are commonly referred to as “high yield” or “junk” bonds. The Fund will maintain an average duration of 18 months or less. The Fund is generally structured to target a dollar-weighted average maturity of between zero and 24 months, although the Fund may invest in individual securities of any weighted average maturity. Duration is the
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expected life of a fixed-income security and is used to determine the sensitivity of the security’s price to changes in interest rates. Maturity merely measures the time until final payment is due. Unlike maturity, duration accounts for the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.
In managing the portfolio, the portfolio manager uses a “top down” investment management approach focusing on allocation among sectors, credit risk, and individual securities selection. The portfolio manager focuses on macro trends in the economy to establish a duration target that reflects the outlook for the future direction of interest rates. For yield curve management, in addition to the trend in interest rates, other factors such as future inflation expectations, supply factors, and future interest rate expectations are considered. Sector weightings are driven by a combination of the portfolio manager’s macro view on interest rates and volatility as well as relative spread analysis. Utilizing fundamental analysis the portfolio manager then selects individual securities consistent with the target by looking for the best relative values within particular sectors. The analysis includes an attempt to understand the structure and embedded features of potential securities. Features that are analyzed include puts, calls, sinking fund requirements, prepayment and extension risk, and individual company financial data for potential corporate holdings. Scenario analysis is the primary tool employed for these assessments.
The portfolio manager may consider selling a security owned by the Fund to reduce exposure to a particular sector, if the portfolio manager sees a deterioration in the underlying fundamentals of an issuer or if the actions of the issuer violate the investment thesis of owning the security, when the portfolio managers finds other attractive securities that the portfolio manager believes are less expensive and offer relatively greater income or growth potential, and in response to macro level adjustments to duration and yield curve contributions.
Principal Risks
All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. You may lose money by investing in the Fund. Below are all of the principal risks of investing in the Fund.
Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates. Interest rate risk is generally higher for longer-term debt instruments and lower for shorter-term debt instruments.
Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities such as bonds. The lower a security’s rating, the greater its credit risk.
Income Risk: The possibility that the Fund’s income will decline due to a decrease in interest rates. Income risk is generally higher for shorter-term bonds and lower for longer-term bonds.
Fixed Income Market Risk: Fixed income securities markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity.
U.S. Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.
Liquidity Risk: The possibility that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.
Prepayment/Call Risk: When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call” — or repay — higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates.
Estimated Maturity Risk: The possibility that an underlying security holder will exercise its right to pay principal on an obligation earlier or later than expected. This may happen when there is a rise or fall in interest rates. These events may shorten or lengthen the duration (i.e., interest rate sensitivity) and potentially reduce the value of these securities.
Municipal Securities Risk: Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. Municipal obligations are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality. As with other fixed income securities, municipal securities also expose their holders to market risk because their values typically change as interest rates fluctuate.
Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. Mortgage-backed securities are also subject to pre-payment risk. Due to their often complicated structures, various mortgage-backed and asset-backed securities may be difficult to value and may constitute illiquid securities. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer protection credit laws with respect to these securities, which may give the debtor the right to avoid or reduce payment.
High-Yield/High-Risk Debt Securities: High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies. These securities are considered speculative and involve greater risk of loss than investment grade debt securities.
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Management Risk: The risk that a strategy used by the Fund’s portfolio manager may fail to produce the intended result.
Foreign Investment Risk: Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability. These risks are particularly pronounced for emerging markets.
Convertible Securities Risk: Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security.
Variable and Floating Rate Instrument Risk: Variable and floating rate instruments are generally less sensitive to interest rate changes than other fixed rate instruments; however, the value of floating rate instruments may decline if their interest rates do not rise as quickly, or as much, as general interest rates.
Active Trading Risk: The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that a shareholder pays, by increasing the amount of the Fund’s realized capital gains and increasing the portion of the Fund’s realized capital gains that are short-term capital gains.
Operational and Technology Risk: Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
Focused Investment Risk: Investments focused in sectors, industries, or issuers that are subject to the same or similar risk factors and investments whose prices are strongly correlated are subject to greater overall risk than investments that are more diversified.
For more information about the Fund’s risks, please see the “Additional Investment Strategies and Risks” section in this Prospectus.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1 year and since the Fund’s inception compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.sterlingcapitalfunds.com or by calling 1-800-228-1872.
Institutional Shares Annual Total Returns for years ended 12/31
Best quarter:	0.27%	09/30/2013
Worst quarter:	-0.12%	06/30/2013

Average Annual Total Returns as of December 31, 2015
	1 Year	Since Inception
Institutional Shares		(11/30/12)
Return Before Taxes	0.45%	0.42%
Return After Taxes on Distributions	-0.14%	0.00%
Return After Taxes on Distributions and Sale of Fund Shares	0.25%	0.13%
Citi 6-Month Treasury Bill Index		(11/30/12)
(reflects no deductions for fees, expenses, or taxes)	0.10%	0.09%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser
Sterling Capital Management LLC (“Sterling Capital”)
Portfolio Managers
Mark Montgomery, CFA
Senior Managing Director of Sterling Capital and
Senior Fixed Income Co-Portfolio Manager
Since inception
Richard T. LaCoff
Senior Managing Director of Sterling Capital and
Senior Fixed Income Co-Portfolio Manager
Since inception
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Purchase and Sale of Fund Shares
Account Type	Minimum Initial Investment*	Minimum Subsequent Investment
Regular Account	$1,000,000	$0
  *  Investors purchasing shares through Branch Banking and Trust Company, its affiliates or other financial service providers or intermediaries approved by the Fund and other investors approved by the Fund are not subject to a minimum initial investment requirement.
You may buy Institutional Shares of the Fund through procedures established by the Fund in connection with the requirements of fiduciary, advisory, agency, custodial and other similar accounts maintained by or on behalf of customers of Branch Banking and Trust Company or one of its affiliates or other financial service providers or intermediaries approved by the Fund. These parties are responsible for transmitting orders by close of business. Consult your investment representative or institution for specific information. In addition, Institutional Shares are available for purchase at www.sterlingcapitalfunds.com.
Tax Information
The Fund normally distributes its net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.
USBI-0216
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